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                           SUPPLEMENT TO PROSPECTUS
FOR THE MANUFACTURERS LIFE INSURANCE COMPANY OF NORTH AMERICA SEPARATE ACCOUNT A
                              DATED MAY 1, 1998



    The section entitled "Death Benefit Before Maturity Date - Amount of Death Benefit" is amended as follows:

Effective June 1, 1998, for contracts issued on or after June 1, 1998 in Connecticut, the death benefit will be the death benefit described under the subsection "Contracts Issued On or After May 1, 1998."

Effective, July 1, 1998, for contracts issued on or after July 1, 1998 in Minnesota, Montana and the District of Columbia, the death benefit will be the death benefit described under the subsection "Contract Issued On or After May 1, 1998."


                        SUPPLEMENT DATED JULY 1, 1998















V20/21 Supp 698(2)